                        AMENDMENT NO. 5 TO LOAN AGREEMENT


         AMENDMENT NO. 5, dated as of September 30, 1998, among GS TECHNOLOGIES OPERATING CO., INC., a Delaware corporation ("GSTOC"), and its direct and indirect Subsidiaries, CI (U.S.) CORP. (formerly Control International, Inc.), a Utah corporation ("CII"), GEORGETOWN STEEL CORPORATION, a Delaware corporation ("GSC"), and FLORIDA WIRE AND CABLE, INC., a Delaware corporation ("FWCC") (GSTOC, CII, GSC, and FWCC, individually a "Borrower", and collectively "Borrowers"), the Lenders (as defined herein), MELLON BANK, N.A., a national banking association ("Mellon") as documentation agent for the Lenders (Mellon, in such capacity, being "Documentation Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as agent for the Lenders (GE Capital, in such capacity, being "Agent").

         Borrowers, Agent, Documentation Agent and Lenders are parties to a Loan Agreement, dated as of October 5, 1995, as amended by Amendment No. 1 to Loan Agreement dated July 8, 1996, Amendment No. 2 to Loan Agreement dated as of December 20, 1996, Amendment No. 3 to Loan Agreement dated as of March 18, 1997, and Amendment No. 4 to Loan Agreement dated as of December 1, 1997 (as amended, the "Loan Agreement"). Borrowers, Agent, Documentation Agent and the Lenders desire to amend the Loan Agreement in certain respects, and, accordingly, Borrowers, Agent, Documentation Agent and Lenders agree as follows:

         1. DEFINITIONS. Except as otherwise provided herein, the terms defined in the Loan Agreement are used herein as defined therein.

         2. AMENDMENT TO DEFINITION OF "APPLICABLE REVOLVING CREDIT LOAN MARGIN." Effective as of the date hereof, the definition of "Applicable Revolving Credit Loan Margin" in Section 1 of the Loan Agreement is hereby amended as follows:

         (a) The following language shall be inserted immediately prior to the schedule currently contained in the definition of "Applicable Revolving Credit Loan Margin":

                  "(a) For the period beginning on October 1, 1998, and ending on December 31, 1999, the following schedule will apply:"

         (b) The schedule currently contained in the definition of "Applicable Revolving Credit Loan Margin" is hereby amended by deleting in its entirety the last row of the schedule stating "Less than 1.75 to 1.00 1.25% 2.50%" and inserting in lieu thereof the following:

                  "Less than 1.75 to 1.00            1.75%             3.00%"

         (c) The following shall be inserted immediately following the schedule currently contained in the definition of "Applicable Revolving Credit Loan Margin":

                  "(b) For all periods beginning after December 31, 1999, the following schedule will apply:

                              RANGE OF                              APPLICABLE MARGIN (% P.A.)
                          CONSOLIDATED INTEREST                     --------------------------
                             COVERAGE RATIO               INDEX RATE LOANS               LIBOR RATE LOANS
                             --------------               ----------------               ----------------

                          3.75 or more to 1.00                   0%                            1.25%

                        Less than 3.75 to 1.00,                 0.25%                          1.50%
                           but not less than
                              3.25 to 1.00

                        Less than 3.25 to 1.00,                 0.50%                          1.75%
                           but not less than
                              2.75 to 1.00

                        Less than 2.75 to 1.00,                 0.75%                          2.00%
                           but not less than
                              2.25 to 1.00

                        Less than 2.25 to 1.00,                 1.00%                          2.25%
                           but not less than
                              1.75 to 1.00

                        Less than 1.75 to 1.00,                 1.25%                          2.50%
                           but not less than
                              1.25 to 1.00

                        Less than 1.25 to 1.00,                 1.50%                          2.75%
                           but not less than
                              1.00 to 1.00

                        Less than 1.00 to 1.00,                 1.75%                          3.00%
                           but not less than
                              0.75 to 1.00

                         Less than 0.75 to 1.00                 2.00%                         3.25%"

         3. AMENDMENT AND RESTATEMENT OF DEFINITION OF "CONSOLIDATED CASH FLOW". Effective as of the date hereof, the definition of "Consolidated Cash Flow" in Section 1 of the Loan Agreement is hereby amended and restated as follows:

                  "CONSOLIDATED CASH FLOW" shall mean, with respect to any Person for any period, the aggregate amount of sales and other operating revenues of such Person and its consolidated Subsidiaries for such period, less the cost of goods sold and selling, general and administrative expenses for such period before extraordinary items, interest, taxes, depreciation, amortization and other non-cash charges including non-cash SFAS-106 provisions, and, as to Borrowers, before cash expenses and costs directly related to the Acquisition, and the consummation of the transactions contemplated by the Loan Documents of such Person during such period, and, as to Borrowers, plus cash receipts for technical fees, plus other cash receipts actually received from GST in an amount not to exceed cash received by GST from the GST Subsidiaries during such period consisting of the earnings of such GST Subsidiaries, plus equity losses from the investment in the DRI Entity, and minus any payments pursuant to clause (iv) of
                  Section 7.14 based upon Permanent Advances or a percentage of the cumulative retained earnings of GSTOC and its consolidated Subsidiaries, and minus equity income from the investment in the DRI Entity. Notwithstanding the foregoing, Consolidated Cash Flow shall not include any unrealized foreign currency translation gains or losses resulting from the remeasurement of United States dollar denominated indebtedness (including, without limitation, the Revolving Credit Loans, the Term Loans and the Letter of Credit Obligations hereunder) of any Person into the functional currency of such Person (if such currency is a currency other than United States dollars) for financial reporting purposes.

         4. AMENDMENT TO DEFINITION OF "CONSOLIDATED NET WORTH." Effective as of the date hereof, the definition of "Consolidated Net Worth" in Section 1 of the Loan Agreement is hereby amended by deleting the period following "GAAP" in the last line and adding the following:

                  "and, in addition, such calculation shall exclude non-cash losses on the sale, transfer, write-down or other disposition by GSTOC of assets or investments after the date hereof up to an aggregate maximum amount of "$20,000,000."

         5. AMENDMENT TO DEFINITION OF "ELIGIBLE INVENTORY". Effective as of the date hereof, the definition of "Eligible Inventory" in Section 1 of the Loan Agreement is hereby amended by deleting the word "or" following clause (h), by changing the period at the end of clause (i) to a semicolon, and by adding the following:

                  "or (j) it consists of equipment spares and Agent shall have determined, in its reasonable discretion, following an appraisal of the Inventory, that equipment spares shall not be deemed eligible."

         6. DEFINITION OF "GSTOC CONSOLIDATED CASH FLOW." Effective as of the date hereof, the following definition is added to Section 1 of the Loan Agreement in alphabetical order:

                  "GSTOC CONSOLIDATED CASH FLOW" shall mean, with respect to GSTOC for any period, the aggregate amount of sales and other operating revenues of GSTOC and its consolidated Subsidiaries for such period, less the costs of goods sold and selling, general and administrative expenses for such period before extraordinary items, interest, taxes, depreciation, amortization and other non-cash charges including non-cash SFAS-106 provisions of GSTOC and its consolidated Subsidiaries during such period, and, as to GSTOC and its consolidated Subsidiaries, plus cash receipts for technical fees, plus equity losses from the investment in the DRI Entity, and minus any payments pursuant to clause
         (iv) of Section 7.14 based upon Permanent Advances or a percentage of the cumulative retained earnings of GSTOC and its consolidated Subsidiaries, and minus equity income from the investment in the DRI Entity. Notwithstanding the foregoing, GSTOC Consolidated Cash Flow shall not include any unrealized foreign currency translation gains or losses resulting from the remeasurement of United States dollar denominated indebtedness (including, without limitation, the Revolving Credit Loans, the Term Loans and the Letter of Credit Obligations hereunder) of GSTOC or its consolidated Subsidiaries into the functional currency of such Person (if such currency is a currency other than United States dollars) for financial reporting purposes.

         7. AMENDMENT TO DEFINITION OF "TERM LOAN LIBOR RATE". Effective as of the date hereof, the definition of "Term Loan LIBOR Rate" in Section 1 of the Loan Agreement is hereby amended and restated as follows:

                  "TERM LOAN LIBOR RATE" shall mean the LIBOR Rate during the LIBOR Rate Interest Period, plus an applicable margin, which shall be (a) 3.25% for the period beginning on October 1, 1998 and ending on December 31, 1999, and (b) for all periods beginning after December 31, 1999, an amount which shall be adjusted as of the first day of the applicable Fiscal Quarter based on the Consolidated Interest Coverage Ratio of GSTOC and its Subsidiaries for the 12-month period then ended, as follows:

                RANGE OF
         CONSOLIDATED INTEREST
             COVERAGE RATIO                      APPLICABLE MARGIN AMOUNT
             --------------                      ------------------------

          1.25 or more to 1.00                            2.75%

        Less than 1.25 to 1.00,                           3.00%
           but not less than
              1.00 to 1.00

         Less than 1.00 to 1.00                           3.25%

         8. YEAR 2000 DEFINITIONS. Effective as of the date hereof, the following definitions are added to Section 1 of the Loan Agreement in alphabetical order:

                           "GSTOC AUTOMATED STEEL-MAKING SYSTEM" shall mean the automated steel-making system software and components to be implemented by GSC and the GST Steel Division of GSTOC commencing in January 1999.

                           "THIRD PARTY INTERACTIVES" shall mean all Persons (i) with whom any Borrower exchanges data electronically in the ordinary course of business and (ii) which are material to the operations of any Borrower, including, without limitation, material customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

                           "YEAR 2000 ASSESSMENT" shall mean a comprehensive written assessment of the nature and extent of each Borrower's Year 2000 Problems and Year 2000 Date-Sensitive Systems/Components.

                           "YEAR 2000 CORRECTIVE ACTIONS" shall mean, as to each Borrower, all actions necessary to eliminate such Borrower's Year 2000 Problems, including, without limitation, computer code enhancements and revisions, upgrades and replacements of Year 2000 Date-Sensitive Systems/Components.

                           "YEAR 2000 CORRECTIVE PLAN" shall mean, with respect to each Borrower, a comprehensive plan to eliminate all of its Year 2000 Problems on or before

                           October 31, 1999, including without limitation (i) computer code enhancements or revisions, (ii) upgrades or replacements of Year 2000 Date-Sensitive Systems/Components, (iii) test and validation procedures, (iv) an implementation time line and budget, (v) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan, and (vi) communication with all Third Party Interactives to assess Year 2000 Problems of any such Third Party Interactive which, if not timely corrected, could reasonably be expected to materially and adversely affect the operations of any Borrower, and to determine what steps that such Third Party Interactives are taking to address such problems.

                           "YEAR 2000 DATE-SENSITIVE SYSTEM/COMPONENT" shall mean, as to any Person, any system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

                           "YEAR 2000 IMPLEMENTATION TESTING" shall mean, as to each Borrower, (i) the performance of test and validation procedures regarding Year 2000 Corrective Actions on a unit basis and on a systemwide basis;
                           (ii) the performance of test and validation procedures regarding data exchanges among the Borrowers' Year 2000 Date-Sensitive Systems/Components, and (iii) the design and implementation of additional Corrective Actions, the need for which has been demonstrated by test and validation procedures.

                           "YEAR 2000 PROBLEMS" shall mean, with respect to each Borrower, limitations on the capacity or readiness of any such Borrower's Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of the Borrowers and functionality of peripheral interfaces, firmware and embedded microchips.

         9. AMENDMENT TO CASH MANAGEMENT SYSTEMS. Effective as of the date hereof, the first sentence of Section 2.21(b) of the Loan Agreement is amended and restated as follows:

                  "In the event of a Default, unless cured or waived, or in the event the Revolving Credit Availability is less than $30,000,000, upon notice by Agent, given in Agent's sole discretion or at the direction of the Required Revolving Credit Lenders, all amounts deposited in the Lock Box Accounts shall, on the same day as such funds shall have been cleared by the banks at which the Lock Box Accounts are located, be deposited via wire transfer, in immediately available funds, into a bank account in the name of Agent and maintained at Bankers Trust Company or another bank designated by Agent (the "Concentration Account")."

         10. YEAR 2000 COMPLIANCE. Effective as of the date hereof, the following Sections 4.28 and 6.16 are added to the Loan Agreement:

                  4.28 YEAR 2000 ASSESSMENT AND CORRECTIVE PLAN. Each Borrower has completed a Year 2000 Assessment and a Year 2000 Corrective Plan, copies of which shall be delivered to Agent on or prior to December 15, 1998.

                  6.16 YEAR 2000 PROBLEMS. Each Borrower shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing on all of such Borrower's material Year 2000 Date-Sensitive System/Components, other than the GSTOC Automated Steel-Making System, on or before June 30, 1999, and on all of such Borrower's other Year 2000 Date-Sensitive System/Components, including but not limited to the GSTOC Automated Steel-Making System, on or before October 31, 1999. On or before October 31, 1999, each Borrower shall eliminate all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

         11. INVENTORY APPRAISAL. Effective as of the date hereof, the following subsection (n) is added to Section 5.1 of the Loan Agreement:

                  (n) On or before January 31, 1999, Borrowers shall obtain and deliver to Agent an appraisal of the Inventory prepared by an appraiser approved by Agent. If requested by Agent, Borrowers shall from time to time thereafter obtain and deliver to Agent updated appraisals of the Inventory.

         12. AMENDMENT AND RESTATEMENT OF FINANCIAL COVENANTS. Effective as of the date hereof, Section 6.3 of the Loan Agreement is hereby amended and restated as follows:

                  6.3 FINANCIAL COVENANTS. GSTOC and its Subsidiaries shall have, on a consolidated basis:

                  (a) at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, a Consolidated Fixed Charges Coverage Ratio equal to or greater than (A) 0.90 to
                  1.00 for the 3-month period ended March 31, 2000, (B) 1.00 to
                  1.00 for the 6-month period ended June 30, 2000, (C) 1.20 to
                  1.00 for the 9-month period ended September 30, 2000, (D) 1.40 to 1.00 for the 12-month period ended December 31, 2000, (E)
                  1.50 to 1.00 for the 12-month period ended March 31, 2001, and
                  (F) 1.60 to 1.00 for the 12-month period ended June 30, 2001 and for each 12-month period thereafter.

                  (b) a Consolidated Cash Flow equal to or greater than (A) $1,500,000 for the 3-month period ended December 31, 1998, (B) $4,600,000 for the 3-month period ended March 31, 1999, (C) $11,500,000 for the 6-month period ended June 30, 1999, (D) $20,500,000 for the 9-month period ended September 30, 1999, and (E) $30,900,000 for the 12-month period ended December 31, 1999.

                  (c) a GSTOC Consolidated Cash Flow equal to or greater than
                  (A) $3,200,000 for the 3-month period ended March 31, 1999,
                  (B) $8,000,000 for the 6-month period ended June 30, 1999, (C) $14,300,000 for the 9-month period ended September 30, 1999, and (D) $21,600,000 for the 12-month period ended December 31, 1999.

                  (d) at all times, a Consolidated Current Ratio equal to or greater than 1.00 to 1.00.

                  (e) at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 1999, a Consolidated Secured Funded Debt to Consolidated Cash Flow Ratio for the four Fiscal Quarters then ended equal to or less than:

                           4.50 to 1.00 for the Fiscal Quarter ending March 31, 1999;
                           6.90 to 1.00 for the Fiscal Quarter ending June 30, 1999;
                           5.70 to 1.00 for the Fiscal Quarter ending September 30, 1999;
                           5.00 to 1.00 for the Fiscal Quarter ending December 31, 1999;
                           4.80 to 1.00 for the Fiscal Quarter ending March 31, 2000;
                           4.40 to 1.00 for the Fiscal Quarter ending June 30, 2000;
                           4.00 to 1.00 for the Fiscal Quarter ending September 30, 2000; and
                           3.70 to 1.00 for the Fiscal Quarter ending December 31, 2000 and each Fiscal Quarter ending thereafter."

                  (f) at the end of each Fiscal Quarter, a Consolidated Net Worth of not less than $22,500,000.

         13. AMENDMENT AND RESTATEMENT OF INVESTMENTS COVENANT. Effective as of the date hereof, Section 7.2 of the Loan Agreement is amended and restated as follows:

                  7.2 INVESTMENTS; LOANS AND ADVANCES. Except as otherwise permitted by Sections 7.3, 7.4 or 7.18 hereof, and except for an equity investment by GSTOC or any Subsidiary of GSTOC in a DRI Entity in an amount not to exceed $27,500,000, and except for an investment by GSTOC in a Securitization Subsidiary in an amount not to exceed $12,750,000, no Borrower shall or shall permit any of its Subsidiaries to make any investment in, or make or accrue loans or advances of money to any Person, through the direct or indirect holding of securities or otherwise; provided, however, that Borrowers may make loans to Parent or GST, subject to the limitations set forth in Section 7.14 hereof.

         14. AMENDMENT TO DRI ENTITY PERMITTED INVESTMENT AMOUNT. Effective as of the date hereof, Section 7.14 of the Loan Agreement is hereby amended by amending the definition of "Restricted Payments Limit" contained in Section 7.14 to delete the references to "$30,000,000" in subsections (A)(3) and (B)(3) of such definition and to insert "$27,500,000" in lieu thereof.

         15. AMENDMENT AND RESTATEMENT OF CAPITAL EXPENDITURES COVENANT. Effective as of the date hereof, Section 7.10 of the Loan Agreement is hereby amended and restated as follows:

                  7.10 CAPITAL EXPENDITURES. Borrowers shall not and shall not permit their Subsidiaries to make capital expenditures that, in the aggregate, exceed (a) $20,000,000 for the Fiscal Year ending December 31, 1998, (b) $35,000,000 for the Fiscal Year ending December 31, 1999, (c) for the Fiscal Year ending December 31, 2000, $30,000,000 plus any permitted amount up to $10,000,000 which was identified for a specific project, but not expended in the Fiscal Year ended December 31, 1999, and
                  (d) $30,000,000 for each Fiscal Year thereafter.

         16. SPECIAL RESERVE. A special reserve in the amount of $25,000,000 is hereby established, which shall be deducted from the lesser of the Maximum Revolving Credit Loan and an amount equal to the aggregate Borrowing Base of all Borrowers in determining Revolving Credit Availability.

         17. AMENDMENT FEE. In order to induce the Lenders to enter into this Amendment No. 5 to Loan Agreement, GSTOC hereby agrees to pay to the Agent for the benefit of the Lenders an amendment fee (the "Amendment Fee") equal to 0.25% of the sum of (i) the balance outstanding under each of the Term Loans as of the effective date of this Amendment No. 5, plus (ii) the Maximum Revolving Credit Amount, which Amendment Fee will be paid by GSTOC to Agent promptly after execution and delivery of this Amendment No. 5 by the Required Lenders.

         18. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Borrowers hereby confirm that the representations and warranties of Borrowers contained in the Loan Documents were correct in all material respects as to Borrowers and their Subsidiaries taken as a whole on and as of October 5, 1995, and that such representations and warranties are correct as to Borrowers and their Subsidiaries taken as a whole on the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and
(ii) for changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse.

         19. NO DEFAULT. Borrowers represent and warrant that no Default or Event of Default exists as of the date hereof.

         20. MISCELLANEOUS. The Loan Agreement is, and shall be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date of this Amendment No. 5 (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment No. 5, and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment No. 5. The execution, delivery and effectiveness of this Amendment No. 5 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document. This Amendment No. 5 and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

         21. COUNTERPARTS. This Amendment No. 5 may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.


                        [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, this Amendment No. 5 has been duly executed as of the date first written above.


GS TECHNOLOGIES OPERATING                                     CI (U.S.) CORP. (FORMERLY
CO., INC., as Borrower                                        CONTROL INTERNATIONAL, INC.),
                                                              as Borrower


By: /s/ Luis E. Leon                                          By:  /s/ Luis E. Leon
   --------------------------------------                        ----------------------------------
   Name:  Luis E. Leon                                           Name:  Luis E. Leon
   Title: Senior Vice-President                                  Title: Vice-President


GEORGETOWN STEEL CORPORATION,                                 FLORIDA WIRE AND CABLE, INC.,
as Borrower                                                   as Borrower


By:  /s/ Luis E. Leon                                         By:  /s/ Luis E. Leon
   --------------------------------------                        ----------------------------------
     Name:  Luis E. Leon                                           Name:  Luis E. Leon
     Title: Vice-President                                         Title: Vice-President


GENERAL ELECTRIC CAPITAL                                      MELLON BANK, N.A.,
CORPORATION, as Agent and Lender                              as Documentation Agent and Lender


By:       /s/ Abigail Wolf                                    By:
          -------------------------------                        ----------------------------------
     Name:                                                       Name:
          -------------------------------                               ---------------------------

     Title: Duly authorized signatory                             Title:
           ------------------------------                               ---------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

NATIONSBANK, N.A., as Lender                                  PILGRIM PRIME RATE TRUST,
                                                              as Lender


By:   /s/ Andrew M. Halmrast                                  By:   /s/ Jason T. Grahm
     --------------------------------------------                  --------------------------------------
     Name: Andrew M. Halmrast                                      Name:   Jason T. Grahm
           --------------------------------------                        --------------------------------
     Title:                                                        Title:  Assistant Vice President
           --------------------------------------                         -------------------------------

NBD BANK, as Lender                                           PNC BANK, NATIONAL ASSOCIATION,
                                                              as Lender


By:  /s/ Lori J. McCarthy                                     By:   /s/ Lynn Koncz
     --------------------------------------------                  --------------------------------------
     Name:  Lori J. McCarthy                                       Name:   Lynn Koncz
           --------------------------------------                        --------------------------------
     Title: Vice President                                         Title:  PNC Bank
           --------------------------------------                         -------------------------------


LASALLE NATIONAL BANK,                                        HARRIS TRUST AND SAVINGS BANK,
as Lender                                                     as Lender


By: /s/ David G. Killmer                                      By:
     --------------------------------------------                  --------------------------------------
     Name: David G. Killmer                                        Name:
           --------------------------------------                        --------------------------------
     Title: Vice President                                         Title:
           --------------------------------------                         -------------------------------


SCOA PLANT FINANCING COMPANY,
as Lender

By:      Sumitomo Corporation of America,
         General Partner

         By:  /s/ T. Ichino
             ---------------------------------------
              Name: T. Ichino
                    ---------------------------------
              Title: Group Product Manager
                    ---------------------------------
                     Plant & Machinery Systems No. 1
                    ---------------------------------



                                      S-2